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                                                                   EXHIBIT 23.01



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-71064) and the Registration Statements on Form S-8 (Nos. 333-58194, 333-43850 and 333-34182) of Eloquent, Inc. of our report dated January 31, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K/A.


/s/ PricewaterhouseCoopers LLP

San Jose, California
April 26, 2002